UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 30, 2012

TRI CITY BANKSHARES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Wisconsin

(State or Other Jurisdiction of Incorporation)

000-09785	39-1158740
(Commission File Number)	(IRS Employer Identification No.)

6400 South 27th Street Oak Creek, Wisconsin	53154
(Address of Principal Executive Offices)	(Zip Code)

(414) 761-1610

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Christ Krantz, a member of the board of directors of Tri City Bankshares Corporation (the “Company”), and its wholly-owned subsidiary bank, Tri City National Bank (the “Bank”), passed away on January 30, 2012.  Mr. Krantz had served as a director of the Company and the Bank since 1980.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI CITY BANKSHARES CORPORATION

Date: February 29, 2012	By:	/s/ Frederick R. Klug
Frederick R. Klug
Senior Vice President & CFO